                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Filed by the Registrant   [X]

                  Filed by a party other than the registrant  [  ]

         Check the appropriate box:

         [  ]     Preliminary proxy statement     [  ]   Confidential, for use
                                                         of the Commission only
                                                         (as permitted by Rule
                                                         14a-6(e)(2))

         [X]      Definitive proxy statement
         [ ]      Definitive additional materials
         [ ]      Soliciting material under Rule 14a-12


                                  CRAMER, INC.

                    ----------------------------------------
                (Name of registrant as specified in its Charter)

    Payment of filing fee (check the appropriate box)

    [X] No fee required

        Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

        (1)    Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined)

        ------------------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction

        ------------------------------------------------------------------------

        (5)    Total fee paid

        ------------------------------------------------------------------------

        [  ]   Fee paid previously with preliminary materials

        ------------------------------------------------------------------------

        [  ]   Check Box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.



               (1)  Amount previously paid:
                                           -------------------------------------

               (2)  Form Schedule or Registration Statement No.:
                                                                ----------------

               (3)  Filing party:
                                 -----------------------------------------------

               (4)  Date filed:
                               -------------------------------------------------

                                  CRAMER, INC.

                                625 Adams Street

                            Kansas City, Kansas 66105

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 7, 2001

--------------------------------------------------------------------------------

To our shareholders:

The 2001 annual meeting of shareholders of Cramer, Inc. will be held at the Cramer corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on August 7, 2001 at 11:00 a.m. (local time). At the meeting, our shareholders will vote upon

         Item 1: The election of two directors to serve until the 2002 annual meeting of shareholders

         Item 2: The ratification of the appointment of Stirtz Bernards Boyden Surdel & Larter, PA as our independent auditors for the fiscal year ending December 31, 2001 and transact any other business that may properly come before the meeting.

All holders of record of our common stock at the close of business on July 2, 2001 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, your Board of Directors asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continuing interest in your company.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           /s/ Gregory Coward
                           ----------------------------------------------------
                           Gregory Coward, President and Chief Executive Officer


Kansas City, Kansas
July 5, 2001

--------------------------------------------------------------------------------

                                  CRAMER, INC.
                                 PROXY STATEMENT

                       2001 ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------


This proxy statement provides information regarding the annual meeting of shareholders to be held at the company's corporate headquarters at 625 Adams Street, Kansas City, Kansas 66105, on August 7, 2001 at 11:00 a.m. (local time), or any adjournments thereof. This proxy statement and form of proxy were mailed to shareholders on or about July 5, 2001.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the annual meeting, our shareholders will vote on the election of two directors and the ratification of the appointment of our independent auditors. Management will report on your company's results for 2000, the management changes we made in 2001 and our turnaround plan for the company, and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

Shareholders of record at the close of business on July 2, 2001 are entitled to receive notice of the annual meeting and vote their shares held on that date at the meeting. Each shareholder is entitled to one vote per share.

WHAT CONSTITUTES A QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of our shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 4,041,400 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at the meeting for the purpose of establishing a quorum.

HOW DO I VOTE?

If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your shares will be voted as you direct. If you are a registered shareholder and attend the meeting in person, you may deliver your completed proxy card to us at the meeting. You are also invited to vote in person at the meeting. If your shares are held in "street name" and you wish to vote at the meeting, you must obtain a proxy form from the institution that holds your shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

WHO IS SOLICITING MY PROXY?

Your proxy is being solicited by the Board of Directors. Officers, directors and employees of the company may solicit proxies on behalf of the Board by mail, telephone or email. The company will pay all expenses of soliciting proxies for the annual meeting.

WHAT ARE THE BOARD'S  RECOMMENDATIONS?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendation of the Board of Directors. The Board recommends you vote:

         o FOR the election of James R. Zicarelli and David E. Crandall as directors for a term expiring at the 2002 annual meeting of shareholders

         o FOR the ratification of the appointment of Stirtz Bernards Boyden Surdel & Larter, PA ("SBBSL") as your company's independent auditors for 2001

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

The affirmative vote of a plurality of the shares voting is required to elect each director. Our shareholders have cumulative voting rights in electing directors. Because two directors are being elected, this means you have two votes for each share of stock owned by you. You may cast all of your votes for one nominee or vote your shares for both nominees. Abstentions and broker non-votes will not be counted as negative votes and will have no affect. The proxies will not have discretionary authority to cumulate your votes unless you strike through one nominee's name on the proxy card.

The affirmative vote of a majority of the shares voting is required to ratify the appointment of our independent auditors. An abstention will not be counted as a negative vote and will have no effect.

                                     ITEM I

                              ELECTION OF DIRECTORS

Your company's Board of Directors is currently comprised of two members whose terms expire at the 2001 annual meeting.

Here is some information about the persons nominated for election as directors.

JAMES R. ZICARELLI                                           DIRECTOR SINCE 1992

James R. Zicarelli, 49, is President of Rotherwood Ventures, LLC ("Rotherwood"), a holding company and majority shareholder of your company. Mr. Zicarelli served as CEO of Cramer from 1995 until 2001. Mr. Zicarelli also serves as a board member or officer of Pacer Corporation and Sagebrush Corporation, affiliates of Rotherwood. Prior to 1992, Mr. Zicarelli was President of DRC, a data services company.



DAVID E. CRANDALL                                            DIRECTOR SINCE 1992

David E. Crandall, 58, is Chairman and CEO of PPA Industries, a manufacturing company located in Dallas, Texas.(1) Mr. Crandall also serves as a board member of Information Retrieval Methods.

(1)PPA Industries filed for reorganization under the Bankruptcy Code in February 2000. The case was subsequently dismissed.

Messrs. Zicarelli and Crandall have consented to serve on the Board of Directors for a term expiring at the 2002 annual meeting. If either individual should become unavailable to serve as a director (which is not expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

HOW OFTEN DID THE BOARD MEET IN 2000?

The Board of Directors met three times in 2000. Mr.Zicarelli attended all three and Mr. Crandall attended two of those meetings.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

The Board formally appointed an Audit Committee and a Compensation Committee in 2001. Prior to 2001, the Board of Directors served as the Audit Committee and Compensation Committee. Because there are only two directors on the Board at the present time, the Audit Committee and Compensation Committee consist of the two current directors.

Audit Committee We have elected to apply Rule 4200(a)(15) of the NASDAQ listing standards ("NASDAQ Rule 4200(a)(15)") to determine whether the members of the Audit Committee are "independent." Mr. Crandall is considered "independent" as defined by NASDAQ Rule

4200(a)(15). In light of Mr. Zicarelli's status as President of Rothwood and his prior service as CEO of Cramer, Mr. Zicarelli may not be deemed "independent" as defined by that Rule. Nevertheless, your Board has determined that Mr. Zicarelli's service on the Audit Committee is in the best interest of our shareholders in light of the current size of the Board, the limited size and resources of the company, the Board's determination to minimize administrative expenses, and the value which Mr. Zicarelli's financial expertise and judgment add to the Audit Committee.

The Audit Committee assists your company in fulfilling its responsibility for our accounting and financial reporting practices and our annual audited financial statements. As part of these duties, the Audit Committee:

         o recommends the independent accounting firm to be retained each year

         o reviews the audit and non-audit activities of the independent accountants and our internal accounting staff

         o reviews the scope and results of the quarterly unaudited financial statements and the audit of our annual financial statements and any auditor recommendations regarding the quarterly and annual financial statements and our accounting practices

         o evaluates the independence of the accountants from the company and its management

Compensation Committee

The Compensation Committee establishes the compensation for your executive officers and approves and administers the company's executive compensation programs.

Committee Meetings

The Audit Committee and Compensation Committee did not meet separately from the Board in 2000.

                                    OFFICERS

Gregory Coward, 55, is President, Chief Executive Officer and interim Chief Financial Officer of the company. Mr. Coward was appointed CEO by the Board on January 24, 2001. Following his appointment as CEO, Mr. Coward terminated President and Chief Operating Officer Robert Kovach, Chief Financial Officer Gary Rubin and Vice President for Sales and Marketing Jeffrey Meyer, after which Mr. Coward was appointed President and interim Chief Financial Officer by the Board. Mr. Coward has been charged with the responsibility to conduct a thorough review of your company's operations and implement a turnaround plan with the intention of achieving positive cash flow and returning your company to profitability. Mr. Coward joined Rotherwood in January 2001 as Vice President. Previously he held several positions, including President of HCW, Inc., a successful turnaround in the foodservice industry, and ownership/executive positions of two sporting goods manufacturing companies.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table contains information on the compensation earned by each executive officer whose compensation exceeded $100,000 in 2000.


                                             ANNUAL COMPENSATION
                                ------------------------------------------------
                                                                         OTHER          ALL
              NAME AND                                                   ANNUAL        OTHER
             PRINCIPAL                                                   COMPEN-       COMPEN-
             POSITION           YEAR         SALARY          BONUS       SATION        SATION
                                               ($)            ($)          ($)           ($)
                                                              (3)          (4)           (5)
             --------           ----         ------          -----       -------       -------
                                2000        $128,000        $      0                   $    120
         ROBERT KOVACH (1)      1999        $124,676        $ 12,000                   $    114
                                1998        $128,999        $      0                   $      0

                                2000        $111,592        $ 10,000                   $    120
         JEFFREY MEYER (2)      1999        $107,945        $  5,000                   $    114
                                1998        $ 34,326        $  5,000                   $      0

(1) Mr. Kovach was President of the company until his termination on January 29, 2001.

(2) Mr. Meyer was Vice President for Sales and Marketing of the company until his termination on March 29, 2001.

(3) Mr. Meyer's employment agreement provided for both discretionary and guaranteed bonuses based upon the company's profitability and achievement of certain personal objectives. Mr. Meyer received a $5,000 guaranteed bonus in 1998, a $5,000 discretionary bonus in 1999 and a $10,000 guaranteed bonus in 2000. Mr. Kovach received a $12,000 discretionary bonus in 1999. Except for Mr. Meyer's 1998 signing bonus, bonus compensation was paid in the year following the year in which it was earned.

(4) Did not exceed $50,000 or 10% of the executive's annual salary and bonus.

(5) Consists of the premiums paid on value in excess of $50,000 for a term-life insurance policy on the individual's life maintained by the company for the benefit of the individual's estate.

In connection with their termination from the company, Messrs. Kovach, Rubin and Meyer received severance compensation equal to three weeks', six months' and 7.5 weeks' base salary, respectively.

James R. Zicarelli served as CEO until the appointment of Mr. Coward on January 24, 2001. Mr. Zicarelli is President of Rotherwood and did not receive any compensation from the company for serving as CEO. Mr. Zicarelli's compensation from Rotherwood was not specifically related to Cramer's performance or the time spent by him in Cramer management. Cramer has paid management fees to Rotherwood in part for Mr. Zicarelli's services. Gregory Coward, who was appointed President, Chief Executive Officer and interim Chief Financial Officer in 2001, is compensated by Rotherwood and does not receive any compensation from the company (See "Relationships and Related Transactions Between Cramer and Directors, Officers or their Affiliates" below for further discussion of Cramer's transactions with Rotherwood).

HOW ARE DIRECTORS COMPENSATED?

Each director who is not an employee of Cramer or Rotherwood receives $1,000 for each Board meeting attended and is reimbursed his expenses related to the meeting.

              RELATIONSHIPS AND RELATED TRANSACTIONS BETWEEN CRAMER
                   AND DIRECTORS, OFFICERS OR THEIR AFFILIATES

By virtue of its 51% ownership of the company's common stock, Rotherwood may be deemed a "parent" of the company.

James R. Zicarelli, Chairman of your Board of Directors, served as Cramer's CEO until Mr. Coward was appointed to that position in 2001. Mr. Zicarelli is President of Rotherwood. Since 1995, Cramer has paid fees to Rotherwood for management services, including those provided by Mr. Zicarelli. The fees paid by Cramer to Rotherwood totaled $28,000 in 2000 and $32,000 in 1999. We believe the amounts paid for the services provided by Rotherwood were no less favorable than those charged by third parties.

Gregory Coward is compensated by Rotherwood and does not receive any compensation from the company for serving as President, Chief Executive Officer and interim Chief Financial Officer. Mr. Coward's compensation from Rotherwood is not specifically related to Cramer's performance.

Cramer participates with Pacer Corporation in a combined Rotherwood credit facility with Firstar Bank (See Item 6, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our 2000 annual report on Form 10-KSB incorporated by reference herein).

                             AUDIT COMMITTEE REPORT

In 2001, the Board of Directors appointed an Audit Committee consisting of two directors. Prior to 2001, the entire Board served as the Audit Committee. The current members of the Audit Committee are James R. Zicarelli and David E. Crandall, who are currently the only members of the Board. For information about the "independence" of Messrs. Zicarelli and Crandall, as defined by NASDAQ Rule 4200(a)(15), see "Election of Directors - What Committees has the Board Established?"

The primary responsibility of the Audit Committee is to oversee the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls. Our independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Board of Directors has adopted a written charter for the Audit Committee which is attached to this proxy statement as Appendix A.

In fulfilling its oversight responsibilities, the Audit Committee reviewed our 2000 audited financial statements with management and our independent auditors for 2000. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments regarding the quality, not just the acceptability, of management's accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors their independence from management and the company, including the matters covered by the written disclosures and letter provided by the independent auditors.

The Audit Committee also discussed with the company's financial management and independent auditors the overall scope of the 2000 audit. The Audit Committee intends to meet periodically with financial management and our new independent auditors to discuss, on a going-forward basis, the results of their examinations, their evaluations of the company, our internal controls, and the overall quality of our financial reporting. The Audit Committee also discussed these matters with our 2000 auditors.

The members of the Audit Committee are not professionally engaged in the practice of accounting and are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made by management and our independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the company's auditors are in fact "independent."

Based on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission ("SEC"). The Audit Committee has also recommended the appointment of the company's new independent auditors for shareholder ratification. See "Ratification of Appointment of Independent Auditors."

                             By the Audit Committee:


                               James R. Zicarelli
                                David E. Crandall

This Audit Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under
Section 18 of the Exchange Act.

                                 SHARE OWNERSHIP

WHO OWNS MORE THAN 5% OF OUR SHARES?

Except as set forth below, we know of no single person or group that is the beneficial owner of more than 5% of your company's outstanding stock:

                                       Amount and Nature
             Name and Address            of Beneficial
            of Beneficial Owner           Ownership(1)       Percent of Class(4)
            -------------------        -----------------     -------------------
         Rotherwood Ventures LLC           2,081,236(2)            51.4%
         7601 France Ave. South
         Edina, MN 55435

         James L. Marvin (3)                 300,000               7.4%
         Suite 203
         155 West Lake Avenue
         Colorado Springs, CO 80906

(1)      Based solely on disclosures made in Schedule 13D filed with the SEC.

(2) Mr. Zicarelli and the Chairman of Rotherwood have shared voting and investment power over the shares.

(3) Consists of 300,000 shares of common stock held by Foothills Company, an affiliate of Mr. Marvin. Mr. Marvin holds sole voting and investment power over the shares.

(4)      Percentage based on common and common equivalent shares.

HOW MANY SHARES DO THE DIRECTORS AND CEO OWN?

This table shows as of May 10, 2001 the number of our shares beneficially owned by the directors and Chief Executive Officer of your company and by the directors and CEO as a group. All information regarding beneficial ownership was furnished by the persons listed below.

                                      AMOUNT AND NATURE OF     PERCENT OF SHARES
     NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP       OUTSTANDING(4)
     ------------------------         --------------------     -----------------
     James R. Zicarelli(1)                       0(2)                  0%
     David E. Crandall                     125,341(3)                3.1%
     Gregory Coward                              0                     0%
     All officers and directors
     as a group (3 persons)                125,341                   3.1%

(1) Mr. Zicarelli is President of Rotherwood. Pursuant to Rule 13d-3 of the SEC, the 2,081,236 shares held by Rotherwood and listed in the previous table may be attributed to Mr. Zicarelli because of his shared voting and investment power over those shares.

(2) Mr. Zicarelli shares voting and investment power over the shares with Rotherwood's Chairman.

(3)      Sole voting and investment power.

(4)      Percentage based on common and common equivalent shares

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based on its review of Forms 3 and 4 and amendments thereto furnished to the company under Rule 16a-3(d) of the SEC during the fiscal year ended December 31, 2000, and any Form 5's and amendments thereto furnished with respect to the 2000 fiscal year, we are not aware of any person who, at any time during the 2000 fiscal year, was a director, officer or beneficial owner of more than ten percent of the company's common stock and who failed to file on a timely basis, as disclosed in those Forms, the reports required by Section 16(a) of the Securities Exchange Act of 1934.

                     II. APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Stirtz Bernards Boyden Surdel & Larter, PA, Minneapolis, Minnesota ("SBBSL") as independent auditors of the company for the fiscal year ending December 31, 2001. Shareholders are requested to ratify this appointment; however, the vote of the shareholders will be advisory only.

Our financial statements for the fiscal years ended December 31, 2000 and 1999 were audited by Deloitte & Touche LLP ("D&T"). On July 2, 2001, we filed our annual report on Form 10-KSB for the fiscal year ended December 31, 2000, which included D&T's report, dated May 4, 2001, on the company's December 31, 2000 financial statements. This filing represented the completion of D&T's audit of the company's financial statements for the 2000 fiscal year.

The Board of Directors elected to engage SBBSL in the belief that a qualified regional firm would be more appropriate for a company of Cramer's limited size and resources than a "Big Five" accounting firm.

The reports of D&T on the company's financial statements for the fiscal years ended December 31, 2000 and 1999 do not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T's report dated May 4, 2001 on the company's December 31, 2000 financial statements included an unqualified opinion with an explanatory paragraph that stated that the company's recurring losses from operations, cash flow difficulties, negative working capital, stockholders' capital deficiency and lack of compliance with debt covenants raised substantial doubt about the company's ability to continue as a going concern. During the two fiscal years ended December 31, 2000 and the subsequent interim period preceding the end of D&T's engagement, there have been no disagreements between D&T and the company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports.

We did not consult with SBBSL regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by SBBSL on any such issue that was a factor considered by us in reaching a decision on any accounting, auditing or financial reporting issue. We informed SBBSL that D&T issued a "going concern" opinion on the company's 2000 financial statements, but did not consult with or obtain the views of SBBSL regarding the events or conditions forming the basis of the "going concern" opinion.

Representatives of SBBSL are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions about their proposed services during 2001.

AUDIT FEES

D&T billed us an aggregate of $57,500 in fees for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000 and their reviews of the quarterly financial statements included in our Form 10-QSB reports filed with the SEC during that year.

                               III. OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote on those matters in accordance with their best judgment.

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE DIRECTORS OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS AT THE 2002 ANNUAL MEETING?

Yes. You must comply with the following procedures if you wish to nominate directors or make other proposals for consideration at the 2002 or any subsequent annual shareholders meeting.

HOW DO I MAKE A NOMINATION?

If you are a shareholder of record and wish to nominate someone to the Board of Directors for election in 2002 or any subsequent year, you must give written notice to the Secretary of the company. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of the previous year's meeting. A nomination received less than 60 days prior to the first anniversary of the date of the previous year's meeting will be deemed untimely and will not be considered. Your notice must include:

o for each person you intend to nominate for election as a director, all information related to that person that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected)

o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on our books

o the number of shares owned beneficially and of record by you and any person on whose behalf you made the nominations

HOW DO I MAKE A PROPOSAL?

If you are a shareholder of record and wish to make a proposal to our shareholders at the 2002 or any subsequent meeting, you must give written notice to the Secretary of the company. Pursuant to Rule 14a-8 of the SEC, your notice must be received at our offices not less than 120 calendar days before the first anniversary of the date our proxy statement was mailed to shareholders in connection with the previous year's annual meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

o a brief description of your proposal and your reasons for making the proposal

o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on our books

o any material interest you or any person on whose behalf you made the proposal have in the proposal

o the number of shares owned beneficially and of record by you and any person on whose behalf you made the proposal

CAN THE BOARD REJECT MY PROPOSAL?

Yes. SEC Rule 14a-8 describes the circumstances under which the Board may reject a shareholder proposal.

ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of the previous year's meeting, your notice must be delivered:

o        not earlier than 90 days prior to the meeting; and

o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

If the Board increases the number of directors to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of the date of the previous year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Secretary not later than the close of business on the 10th day following the date of our public announcement.

                                  MISCELLANEOUS

ANNUAL REPORT

Our annual report on Form 10-KSB, containing financial statements for the year ended December 31, 2000, was mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the annual report as additional proxy solicitation material.

WE WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000.

HOUSEHOLDING

A single copy of our annual report on Form 10-KSB and proxy statement are being delivered to any multiple shareholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those shareholders. We agree to deliver promptly upon written or oral request a separate copy of our Form 10-KSB and proxy statement to any shareholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Form 10-KSB and proxy statement for the 2001 or any future annual meeting by contacting us at 625 Adams Street, Kansas City, Kansas 66105
(913)621-6700, attention Gregory Coward. Shareholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Gregory Coward
                              --------------------------------------------------
                              Gregory Coward, President, Chief Executive Officer and interim Chief Financial Officer
                              July 5, 2001

               DOCUMENTS AND INFORMATION INCORPORATED BY REFERENCE

Item 6, "Management's Discussion and Analysis of Financial Condition and Results of Operations," in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, being sent to shareholders with this proxy statement, is incorporated in this proxy statement by reference.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                  CRAMER, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                   APRIL 2001



PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the company to the Securities and Exchange Commission ("SEC") and the public; (b) the company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the independence of the company's outside auditor; and (d) the company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the company's financial reporting process and internal control system

o Review and appraise the efforts of the company's outside auditor and financial management

o Provide an open avenue of communication among the outside auditor, financial and senior management and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities described in Section V of this Charter.

COMPOSITION

         The Audit Committee shall be comprised of not less than two directors selected by the Board, at least one of whom shall be an independent director (as defined in NASDAQ Rule 4200(a)(15)) and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In light of the limited resources of the company, the small size of its Board and the lack of any trading market for its stock, the Audit Committee may have one member who is not "independent," so long as that individual is not an employee of the company or a member of its operating management, and the entire Board may serve as the Audit Committee if there are two or fewer directors on the Board. All members of the Committee shall be "financially literate," meaning they must have a working familiarity with basic finance and accounting practices and are able to read and understand financial statements. At least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the company's outside auditor or others.

The members of the Committee shall be elected by the Board at each annual meeting of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by unanimous vote of the full Committee membership.

RESPONSIBILITIES AND INDEPENDENCE OF THE OUTSIDE AUDITOR

         In addition to its role in auditing the company's annual financial statements and the other functions addressed in this Charter, the outside auditor:

         1. Is ultimately responsible to the Board of Directors and Audit Committee, and the Board and Audit Committee have the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor.

         2. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written statement describing all relationships between the outside auditor and the company, and the Audit Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact its objectivity and independence and for recommending that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence .

MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. These meetings may be by telephone conference call. As part of its mission to foster open communication, the Committee should meet at least annually with management and the outside auditor in separate executive sessions to discuss any matter the Committee or each of these groups believes should be discussed. In addition, the Committee or at least its Chair should meet with the outside auditor and management on a quarterly basis to review the company's interim financials consistent with V.4. below. These conferences may be by telephone conference call.

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         DOCUMENTS/REPORTS REVIEW

         Review and update this Charter periodically, but at least annually, as conditions dictate.

         Review the company's annual financial statements and any reports or other financial information submitted to the SEC or the public, including any certification, report, opinion or review rendered by the outside auditor.

         Review the regular internal reports to management prepared by the outside auditor and management's response.

         Review with financial management and the outside auditor the Form 10-QSB prior to its filing or prior to the quarterly earnings release. The Chair of the Committee may represent the entire Committee for purposes of this review.

         OUTSIDE AUDITOR

         Recommend to the Board of Directors the selection of the outside auditor, considering its independence and effectiveness, and approve the fees and other compensation to be paid to the auditor. On an annual basis, the Committee shall review and discuss with the auditor all significant relationships the auditor has with the company to determine its independence.

         Review the performance of the outside auditor and approve any proposed discharge of the outside auditor when circumstances warrant.

         Periodically consult with the outside auditor out of the presence of management about internal controls and the quality, completeness and accuracy of the company's financial statements.

         Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 71, as amended.

         Discuss with the outside auditor its independence and the written disclosures and letter required to be provided by the auditor under Independence Standards Board Standard No. 1.

         FINANCIAL REPORTING PROCESSES

         In consultation with the outside auditor and financial management, review the quality and integrity of the company's financial reporting processes, both internal and external.

         Consider the outside auditor's judgments about the quality and appropriateness of the company's accounting principles as applied in its financial reporting.

         Consider and approve, if appropriate, significant changes to the company's auditing and accounting principles and practices as suggested by the outside auditor or management.

         Based on the matters discussed under "Outside Auditor," recommend to the Board whether the audited financial statements should be included in the company's Annual Report on Form 10-KSB.

         AUDIT COMMITTEE REPORT AND PROXY STATEMENT DISCLOSURE

         Prepare each year for inclusion in the company's annual meeting proxy statement a report of the Audit Committee over the signatures of the Audit Committee members and covering the matters required by the SEC's rules

         Review with management the other disclosures in the proxy statement required by the SEC's rules regarding the Audit Committee, the independence of the outside auditor and the preparation and audit of the company's annual financial statements.

         PROCESS IMPROVEMENT

         Establish regular and separate systems of reporting to the Audit Committee by management and the outside auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

         Following completion of the annual audit, review separately with each of management and the outside auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         Review any significant disagreement between management and the outside auditor in connection with the preparation of the financial statements.

         Review with the outside auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         Review with management and the outside auditor management's judgments regarding such accounting issues as revenue recognition and asset valuation and make any required changes in the company's reporting of these and other items.

         Verify that management has the proper review system in place to ensure that the company's financial statements, reports and other financial information disseminated to the SEC and the public satisfy legal requirements and are of the highest quality.

         ETHICAL AND LEGAL COMPLIANCE

         Review the activities, organizational structure and qualifications of the company's financial management.

         Review with the company's counsel legal compliance matters, including securities trading policies.

         Review with the company's counsel any legal matter that could have a significant impact on the company's financial statements.

         Perform any other activities consistent with this Charter, the company's Articles of Incorporation and By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                  CRAMER, INC.
          PROXY FOR THE AUGUST 7, 2001 ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         As a shareholder of Cramer, Inc. (the "Company"), I appoint James R. Zicarelli and Gregory Coward as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the annual meeting of shareholders of the Company to be held at 625 Adams Street, Kansas City, Kansas, on Tuesday, August 7, 2001 at eleven o'clock a.m., and at any adjournment of the meeting, and to vote the common stock in the Company held by me as designated below on proposals 1 and 2.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY YOU, BUT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.    Election of Directors

    [  ]  FOR the nominees listed                              [  ]  WITHHOLD AUTHORITY to vote for the
          (If you mark through a nominee's name,                             nominees
          your shares will not be voted for that nominee.)     (If you do not check this box or mark through a
                                                               nominee's name, your shares will be voted in favor
                                                               of both nominees.)


                                    JAMES R. ZICARELLI                     DAVID E.CRANDALL

2. Proposal to ratify the appointment of Stirtz Bernards Boyden Surdel & Larter, PA as the Company's independent auditors for 2001.

       [  ]   FOR                [  ]    AGAINST            [  ]     ABSTAIN

3.     To act upon any other matters that may properly come before the meeting.

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

I revoke all proxies previously given to vote at the meeting or any adjournment of the meeting.



                                          --------------------------------------
                                                Signature of Shareholder

                                          --------------------------------------
                                                Signature of Shareholder

                                          Dated                          , 2001
                                                -------------------------









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